[FRONT COVER]

                                                   [PIONEER Investments(R) LOGO]


Pioneer Variable Contracts Trust

Pioneer Real Estate Growth VCT Portfolio -- Class II Shares


                                                                   ANNUAL REPORT

                                                               December 31, 2000

                                               PIONEER VARIABLE CONTRACTS TRUST
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Table of Contents

Pioneer Real Estate Growth VCT Portfolio

 Portfolio and Performance Update               2

 Portfolio Management Discussion                3

Schedule of Investments

 Pioneer Real Estate Growth VCT Portfolio       5

Financial Statements                            6

Notes to Financial Statements                  10

Report of Independent Public Accountants       13

Results of Shareowner Meeting                  14


Pioneer Real Estate Growth VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
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PORTFOLIO AND PERFORMANCE UPDATE 12/31/00
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[Start Pie Chart]

U.S. Common Stocks             90%
Short-Term Cash Equivalents     8%
International Common Stocks     2%

[End Pie Chart]

Sector Distribution
(As a percentage of equity holdings)

Real Estate Investment Trusts     96%
Real Estate Services              4%

[End Pie Chart]

--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of equity holdings)

-----------------------------------------------
  1. Equity Office Properties Trust       8.20%
-----------------------------------------------
  2. Equity Residential Property Trust    6.03
-----------------------------------------------
  3. Avalonbay Communities, Inc.          4.45
-----------------------------------------------
  4. Reckson Associates Realty Corp.      4.36
-----------------------------------------------
  5. Archstone Communities Trust          4.36
-----------------------------------------------

Holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions -- Class II Shares

                            12/31/00   8/1/00
Net Asset Value per Share   $ 14.40    $ 14.55

Distributions per Share   Income      Short-Term      Long-Term
(8/1/00 - 12/31/00)++     Dividends   Capital Gains   Capital Gains
                          $ 0.233     $ -             $ -

++The Fund also paid a non-taxable distribution of $0.097 per share.

--------------------------------------------------------------------------------
Performance of a $10,000 Investment -- Class II Shares

The following chart shows the value of an investment made in Pioneer Real Estate Growth VCT Portfolio at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index and Wilshire Real Estate Securities Index. Portfolio returns do not reflect any applicable insurance fees or surrender charges.

[Start Line Chart]

                 Pioneer Real                       Wilshire
                Estate Growth      S&P 500         Real Estate
                VCT Portfolio*      Index            Index
  8/1/2000        $10,000         $10,000           $10,000
                   10,396           9,492            10,325
10/31/2000          9,879           9,445             9,877
                   10,123           8,688            10,099
12/31/2000         10,761           8,750            10,801

[End Line Chart]

The S&P 500 Index is an unmanaged mea-
sure of 500 widely held common stocks
listed on the New York Stock Exchange,
American Stock Exchange and the over-the-counter markets. The Wilshire Real Estate
Securities Index is a market-capitalization weighted measure of the performance of 113 real estate securities. The Index is 93% REITs (real estate investment trusts)
(equity and hybrid) and 7% real estate
operating companies. Index returns are
calculated monthly and assume reinvestment of dividends. You cannot invest directly in the indices.

[Start Side Bar]

Class II Shares
Cumulative
Total Return
(As of December 31, 2000)
-------------------------------
Net Asset Value*
-------------------------------

Period
Life-of-Class   1.32%
(8/1/00)

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. This Portfolio report must be preceded or accompanied by a variable contract separate account report for the contracts through which the Portfolio is available. The separate account's report contains Portfolio performance net of any contract fees, expenses or sales charges.

[End Side Bar]

2 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Pioneer Real Estate Growth VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
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PORTFOLIO MANAGEMENT DISCUSSION 12/31/00
--------------------------------------------------------------------------------

[Start Side Bar]

Real-estate related investments involve specific risks, including those related to general and local economic conditions and individual properties.

[End Side Bar]

Amidst major setbacks in many sectors of the stock market, real-estate investment trusts (REITs) delivered their best performance in the year 2000 since 1997, as risk-averse investors exhibited a back-to-basics, value-conscious strategy. Since most of their earnings are paid out as dividends, REITs offered the stability of bonds as well as the capital appreciation of stocks during a year that has come to be regarded as one of the most extraordinary and volatile years on record. In the following interview, portfolio manager Jeff Caira discusses the interplay of factors that lifted Pioneer Real Estate Growth Portfolio's performance since its inception in August 2000 through the end of the year.

Q:  How did the Portfolio perform during the period under review?

A: Total return at net asset value for the Portfolio was 1.32% from the Portfolio's inception on August 1, 2000 through December 31. The Wilshire Real Estate Securities Index, the Portfolio's benchmark, returned 3.64% for the same period. The Portfolio's exposure to retail REITs worked against it during the period. The performance of the retail sector fell short of the real estate industry's average return. While we deliberately limited our investments in the sector, a couple of our retail REIT holdings underperformed their group as a whole, hampering the Portfolio's overall results during the period.

Q:  What factors influenced the Portfolio's performance?

A: While real estate investments generally performed well for much of the year, we believe effective stock picking and strategic sector allocations helped the Portfolio participate in the rally. Our decision to overweight office/industrial and multi-family housing was very positive, since these two sectors excelled within the real estate industry. Although the Portfolio only had a small weighting in the top-performing lodging sector, its holdings there also did quite well. The Portfolio's reduced exposure to retail REITs, as noted earlier, produced mixed results.

    Generally speaking however, the real estate industry benefited from several factors in 2000 - including rising rental revenues, supply/demand dynamics generally in equilibrium and relatively predictable cash flows. Furthermore, the diversification benefits of REITs held strong appeal in the aftermath of the sharp correction in technology stocks. Historically, REITs have not moved in step with the broader stock market and have demonstrated less price volatility than other equity sectors.

Q: Is the outlook for office/industrial and multi-family housing REITs still encouraging?

A: Prospects for both sectors remain very positive even in the face of a slowing economy, particularly since many of the Portfolio's holdings are located in fast-growing markets with high barriers to entry - primarily in the Northeast and West Coast. Office REITs can lock in relatively stable income and high earnings growth since leases are typically for five to 10 years. The contractual rent agreement can lock in increases despite short-term economic bumps. Furthermore, in spite of the doubling of lease rates in strong central business districts such as San Francisco, we're still seeing vacancy rates below national averages. One of the Portfolio's top-performing holdings, Mission West Properties, owns office properties in Silicon Valley. Equity Office Properties Trust, the Portfolio's largest position, operates in 37 of the largest markets in the United States, deriving the bulk of its income from 10 core metropolitan markets. This REIT owns about three percent of the office space in the country.

    The multi-family sector is supported by several compelling factors - including low unemployment, which is fostering strong renter demand. There are pockets of overbuilding but, by and large, the sector's supply/demand dynamics appear to be in equilibrium. Location remains an important consideration - one that keeps our strategy focused on markets where the demand is expected to be greater than new supply.


                                                                               3
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Pioneer Real Estate Growth VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
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PORTFOLIO MANAGEMENT DISCUSSION 12/31/00                             (continued)
--------------------------------------------------------------------------------

Q:  Are you taking steps to make the portfolio more recession proof in 2001?

A: Yes, I have made some minor modifications to better align the portfolio with our view of the best investment opportunities this year. For example, we sold the Portfolio's entire position in Burham Pacific Properties. I eliminated this holding to protect the Portfolio from potential adverse reaction from investors stemming from a proposed sale or liquidation of the company. On the buy side, we increased the Portfolio's exposure to the self-storage sector. These REITs offer compelling valuations and are considered to be somewhat recession resistant.

    Generally speaking, the Portfolio remains focused on companies with the right combination of assets, positive supply/demand dynamics, strong balance sheets and sound management. I believe valuation, or the relative price of a REIT, will become more important for investors in 2001 given the strong appreciation we witnessed last year. Furthermore, income will likely play a greater role (earnings growth less so) in the Portfolio's performance in 2001. This outlook may dictate investigation of new markets, both on a geographic and property type basis.


4 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Pioneer Real Estate Growth VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
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SCHEDULE OF INVESTMENTS 12/31/00
--------------------------------------------------------------------------------

    Shares                                                 Value
           COMMON STOCK - 91.8%
           Consumer Cyclicals - 3.0%
           Lodging-Hotels - 3.0%
  29,000   Starwood Hotels & Resorts                    $ 1,022,250
                                                        -----------
           Total Consumer Cyclicals                     $ 1,022,250
                                                        -----------
           Financials - 88.8%
           Real Estate Investment Trusts - 86.3%
  20,800   Apartment Investment & Management Co.        $ 1,038,700
  14,500   AMB Property Corp.                               374,281
  10,300   Arden Realty Group, Inc.                         258,788
  52,800   Archstone Communities Trust                    1,359,600
  27,700   Avalonbay Communities, Inc.                    1,388,463
  31,200   Brandywine Realty Trust                          645,450
  21,000   Boston Properties, Inc.                          913,500
  14,000   Camden Property Trust                            469,000
  40,900   Cousins Properties, Inc.                       1,142,644
  53,500   Duke Realty Investments, Inc.                  1,317,438
  78,357   Equity Office Properties Trust                 2,556,397
  34,000   Equity Residential Property Trust              1,880,625
  23,400   Essex Property Trust, Inc.                     1,281,150
  29,600   Franchise Finance Corporation of America         690,050
   2,000   First Industrial Realty Trust, Inc.               68,000
  19,100   Gables Residential Trust                         534,800
   9,700   General Growth Properties, Inc.                  351,019
  20,100   Home Properties of NY, Inc.                      561,544
  64,290   Host Marriott Corp.                              831,752
   7,800   Kimco Realty Corp.                               344,663
  11,200   Innkeepers USA Trust                             123,900
  39,000   Liberty Property Trust                         1,113,938
  30,000   The Macerich Co.                                 575,625
   8,000   MeriStar Hospitality Corp.                       157,500
  37,100   Mission West Properties Inc.                     514,763
   2,400   Corporate Office Properties                       23,850
  18,500   Parkway Properties, Inc.                         549,219
  34,100   ProLogis Trust                                   758,725
  46,800   Prentiss Properties Trust                      1,260,675
  41,500   Public Storage, Inc.                           1,008,969
   1,615   Public Storage                                    36,338
  54,300   Reckson Associates Realty Corp.                1,360,894
  32,000   Simon DeBartolo Group, Inc.                      768,000
  15,300   Spieker Properties, Inc.                         766,913
  21,500   Charles E. Smith Residential Realty, Inc.      1,010,500
   8,000   Storage USA, Inc.                                254,000
  26,800   Vornado Realty Trust                           1,026,770
                                                        -----------
                                                        $29,318,443
                                                        -----------

    Shares                                                 Value
           Real Estate Companies - 2.5%
  55,400   Trizec Hahn Corp.                            $   837,925
                                                        -----------
           Total Financials                             $30,156,368
                                                        -----------
           TOTAL COMMON STOCK
           (Cost $26,238,494)                           $31,178,618
                                                        -----------

    Principal
       Amount
              TEMPORARY CASH INVESTMENT - 8.2%
              Repurchase Agreement - 8.2%
$2,800,000    Credit Suisse First Boston, Inc., 6.15%,
                dated 12/29/00, repurchase price of
                $2,800,000, plus accrued interest on
                1/2/01 collateralized by $2,254,000
                U.S. Treasury Bond, 10.75%, 8/15/05     $ 2,800,000
                                                        -----------
              TOTAL TEMPORARY CASH INVESTMENT
              (Cost $2,800,000)                         $ 2,800,000
                                                        -----------
              TOTAL COMMON STOCK AND TEMPORARY
              CASH INVESTMENT - 100%
              (Cost $29,038,494)                        $33,978,618
                                                        -----------


 The accompanying notes are an integral part of these financial statements.    5

Pioneer Real Estate Growth VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/00
--------------------------------------------------------------------------------

                                                                    From 8/1/00
                                                                        to
CLASS II                                                            12/31/00++
Net asset value, beginning of period                                 $ 14.55
                                                                     -------
Increase (decrease) from investment operations:
 Net investment income                                               $  0.32
 Net realized and unrealized loss on investments                       (0.28)
                                                                     -------
  Net increase from investment operations                            $  0.04
Distributions to shareowners:
 Net investment income                                                 (0.09)
 Net realized gain                                                         -
 Tax return of capital                                                 (0.10)
                                                                     -------
Net decrease in net asset value                                      $ (0.15)
                                                                     -------
Net asset value, end of period                                       $ 14.40
                                                                     -------
Total return*                                                           1.32%
Ratio of net expenses to average net assets+                            1.63%**
Ratio of net investment income to average net assets+                   7.54%**
Portfolio turnover rate                                                   31%
Net assets, end of period (in thousands)                             $ 1,770
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                           1.63%**
 Net investment income                                                  7.54%**
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                           7.53%**
 Net investment income                                                  1.62%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

+   Ratios assuming no reduction for fees paid indirectly.

++  Class II shares were first publicly offered on August 1, 2000

6  The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Growth VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/00
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value
  (cost $29,038,494 including Temporary Cash Investment of $2,800,000)         $ 33,978,618
 Cash                                                                               124,342
 Receivables -
  Fund shares sold                                                                  771,902
  Dividends and interest                                                            176,730
 Other                                                                                3,141
                                                                               ------------
   Total assets                                                                $ 35,054,733
                                                                               ------------
LIABILITIES:
 Payables -
  Investment securities purchased                                              $    234,540
  Fund shares repurchased                                                            16,597
 Due to affiliates                                                                   25,507
 Accrued expenses                                                                    25,753
                                                                               ------------
   Total liabilities                                                           $    302,397
                                                                               ------------
NET ASSETS:
 Paid-in capital                                                               $ 35,945,804
 Accumulated net investment                                                          63,840
 Accumulated net realized loss on investments                                    (6,197,432)
 Net unrealized gain on investments                                               4,940,124
                                                                               ------------
   Total net assets                                                            $ 34,752,336
                                                                               ------------
NET ASSET VALUE PER SHARE:
 (Unlimited number of shares authorized)
  Class I (Based on $32,982,373/2,287,662 shares)                              $      14.42
                                                                               ------------
  Class II (Based on $1,769,963/122,923 shares)                                $      14.40
                                                                               ------------


  The accompanying notes are an integral part of these financial statements.   7

Pioneer Real Estate Growth VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 12/31/00
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $3,100)      $1,774,249
 Interest                                                     90,342
                                                          ----------
   Total investment income                                              $1,864,591
                                                                        ----------
EXPENSES:
 Management fees                                          $  239,935
 Distribution fees (Class II)                                    900
 Transfer agent fees                                             820
 Administrative fees                                          29,995
 Custodian fees                                               31,797
 Professional fees                                            15,372
 Printing                                                      5,856
 Fees and expenses of nonaffiliated trustees                     611
 Miscellaneous                                                 6,318
                                                          ----------
   Total expenses                                                       $  331,604
   Less fees paid indirectly                                                (2,151)
                                                                        ----------
   Net expenses                                                         $  329,453
                                                                        ----------
    Net investment income                                               $1,535,138
                                                                        ----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
 Net realized loss on investments                                       $ (784,959)
 Change in net unrealized gain on investments                            7,027,190
                                                                        ----------
  Net gain on investments                                               $6,242,231
                                                                        ----------
  Net increase in net assets resulting from operations                  $7,777,369
                                                                        ----------


8  The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Growth VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                       Year             Year
                                                                                       Ended           Ended
                                                                                     12/31/00         12/31/99
FROM OPERATIONS:
Net investment income                                                              $  1,535,138    $   1,580,958
Net realized gain (loss) on investments                                                (784,959)      (5,736,257)
Change in net unrealized gain on investments                                          7,027,190        2,877,643
                                                                                   ------------    -------------
  Net increase (decrease) in net assets resulting from operations                  $  7,777,369    $  (1,277,656)
                                                                                   ------------    -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income Class I ($0.69 and $0.60 per share, respectively)            $ (1,334,179)   $  (1,455,528)
Net investment income Class II ($0.33 and $0.00 per share, respectively)                (23,440)               -
Net realized gain ($0.00 and $0.12 per share, respectively)                                   -         (296,057)
Tax return of capital Class I ($0.10 and $0.08 per share, respectively)                (219,070)        (188,957)
Tax return of capital Class II ($0.10 and $0.00 per share, respectively)                 (3,836)               -
                                                                                   ------------    -------------
  Total distributions to shareholders                                              $ (1,580,525)   $  (1,940,542)
                                                                                   ------------    -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                   $  8,177,271    $   4,899,901
Reinvestment of distributions                                                         1,580,525        1,940,542
Cost of shares repurchased                                                           (9,520,143)     (10,883,722)
                                                                                   ------------    -------------
  Net increase (decrease) in net assets resulting from fund share transactions     $    237,653    $  (4,043,279)
                                                                                   ------------    -------------
  Net increase (decrease) in net assets                                            $  6,434,497    $  (7,261,477)
                                                                                   ------------    -------------
NET ASSETS:
Beginning of year                                                                    28,317,839       35,579,316
                                                                                   ------------    -------------
End of year (including accumulated net investment income of
 $63,840 and $79,352, respectively)                                                $ 34,752,336    $  28,317,839
                                                                                   ------------    -------------


 The accompanying notes are an integral part of these financial statements.    9

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/00
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of fifteen diversified and non-diversified separate portfolios (collectively, the Portfolios, individually the Portfolio) as follows:

Diversified Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio), Pioneer Europe VCT Portfolio (Europe Portfolio), Pioneer International Growth VCT Portfolio (International Growth Portfolio), Pioneer
   Mid-Cap Value VCT Portfolio (Mid-Cap Value Portfolio), Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio), Pioneer Fund VCT Portfolio (Fund Portfolio), Pioneer Equity-Income VCT Portfolio (Equity-Income Portfolio), Pioneer Balanced VCT Portfolio (Balanced Portfolio), Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio), Pioneer Swiss Franc Bond VCT Portfolio (Swiss Franc Bond Portfolio), Pioneer America Income VCT Portfolio (America Income Portfolio), Pioneer Money Market VCT Portfolio (Money Market Portfolio).

Non-diversified Portfolios:

   Pioneer Science & Technology VCT Portfolio (Science & Technology Portfolio), Pioneer Real Estate Growth VCT Portfolio (Real Estate Growth Portfolio), Pioneer High-Yield VCT Portfolio (High Yield Portfolio).

   Shares of each Portfolio may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

   The investment objective of Real Estate Growth Portfolio is to seek long-term capital growth, with income as a secondary objective.

   The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value for the Portfolio is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including interest on income bearing cash accounts, is recorded on the accrual basis net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

   Because the Portfolio may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

B. Federal Income Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   A portion of the dividend income recorded by the Real Estate Growth Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Trust as a reduction of the cost basis of the securities held.

   At December 31, 2000, the Portfolio reclassified $190,175 and 2,856 from accumulated undistributed net investment income to accumulated net realized gain on investments and paid in capital respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Portfolio's captial accounts on a tax basis.

   In order to comply with federal income tax regulations the Portfolio has designated $5,300,018 as a capital gain dividend for purposes of the dividend paid deduction.

C. Portfolio Shares

   The Portfolio records sales and repurchases of its fund shares as of trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

D. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Portfolio, and is a majority owned subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano). Management fees are calculated daily at the annual rate of 0.80% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2000, $24,965 was payable to PIM related to management fees, administrative fees, and certain other services.

3. Transfer Agent

Pioneering Services Corporation (PSC), a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareholder services to the Trust at negotiated rates. Included in due to affiliates is $194 in transfer agent fees payable to PSC at December 31, 2000.

4. Distribution Plan

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays to Pioneer Funds Distributor, Inc. (PFD), the principal underwriter of the Trust and a majority owned indirect subsidiary of UniCredito Italiano, a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $348 in distribution fees payable to PFD at December 31, 2000.

5. Expense Offsets

The Trust has entered into certain expense offset arrangements resulting in a reduction in the Portfolio's total expenses. For the year ended December 31, 2000, the Portfolio's expenses were reduced by $2,151, under such arrangements.

6. Aggregate Unrealized Appreciation and Depreciation

At December 31, 2000, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

--------------------------------------------------------------------------------
                       Unrealized         Unrealized             Net
 Tax Cost             Appreciation       Depreciation       Appreciation
--------------------------------------------------------------------------------
$ 29,809,159          $4,712,499         $(543,040)         $4,169,459
--------------------------------------------------------------------------------

7. Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2000 were $8,947,412 and $11,153,334, respectively.

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/00                               (continued)
--------------------------------------------------------------------------------

8. Capital Shares

At December 31, 2000, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

-----------------------------------------------------------------------------------------------
                                  '00 Shares        '00 Amount     '99 Shares       '99 Amount
 Class I:
 Shares sold                        415,974         $ 5,517,319      386,195        $ 4,899,901
 Reinvestment of distributions      118,049           1,553,250      159,227          1,940,542
 Shares repurchased                (659,630)         (8,534,743)    (854,641)       (10,883,722)
                                   --------         -----------     --------        -----------
 Net decrease                      (125,607)        $(1,464,174)    (309,219)       $(4,043,279)
                                   --------         -----------     --------        -----------
 Class II:
 Shares sold                        193,580         $ 2,659,952
 Reinvestment of distributions        1,929              27,275
 Shares repurchased                 (72,586)           (985,400)
                                   --------         -----------
 Net increase                       122,923         $ 1,701,827
                                   --------         -----------
-----------------------------------------------------------------------------------------------

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Variable Contracts
Trust:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Real Estate Growth VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust) as of December 31, 2000, and the related statement of operations, the statement of changes in net assets and the Class II financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pioneer Real Estate Growth VCT Portfolio as of December 31, 2000, the results of its operations, the changes in its net assets, and the Class II financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP



Boston, Massachusetts
February 9, 2001

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETING
--------------------------------------------------------------------------------

On September 11, 2000, Pioneer Variable Contracts Trust held a special meeting of shareowners to approve a new management contract between the portfolios and Pioneer Investment Management, Inc., the portfolios' investment adviser. Shareowners also voted to elect trustees. Both proposals passed by shareowner vote. The new management contract took effect when UniCredito Italiano S.p.A. completed its acquisition of The Pioneer Group, Inc. on October 24, 2000. Here are the detailed results of the votes.

Pioneer Real Estate Growth VCT Portfolio

Proposal 1 - To approve a new management contract.

 Affirmative              Against            Abstain
------------              -------            -------
2,019,303.889            96,246.442        120,086.652

Proposal 2 - To elect trustees.

Nominee                  Affirmative          Withheld
-------                  -----------          --------
M.K. Bush                2,154,214.222        81,422.761
J.F. Cogan, Jr.          2,152,744.359        82,892.624
Dr. R. H. Egdahl         2,153,388.086        82,248.897
M.B.W. Graham            2,154,214.222        81,422.761
M.A. Piret               2,153,925.528        81,711.455
D.D. Tripple             2,152,985.945        82,651.038
S.K. West                2,154,153.106        81,483.877
J. Winthrop              2,153,985.578        81.651.405

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          This page is for your notes.

[PIONEER Investments(R) LOGO]

Pioneer Variable Contracts Trust

Officers

John F. Cogan, Jr., Chairman and President
David D. Tripple, Executive Vice President
Eric W. Reckard, Treasurer
Joseph P. Barri, Secretary

Trustees

John F. Cogan, Jr.
Richard H. Egdahl, M.D.
Marguerite A. Piret
David D. Tripple
Stephen K. West


Independent Public Accountants

Arthur Andersen LLP


Investment Adviser

Pioneer Investment Management, Inc.


Custodian

Brown Brothers Harriman & Co.


Legal Counsel

Hale and Dorr LLP


This report must be preceded or accompanied by a prospectus, which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.


                                                                  9670-00-0201